Exhibit 10.34

INCREASE JOINDER TO THE CREDIT AGREEMENT

INCREASE JOINDER to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of February 23, 2012, by and among JACOBS ENTERTAINMENT, INC. (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), CAPITAL ONE, NATIONAL ASSOCIATION (the “Additional Revolving Lender”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (the “Administrative Agent”) under the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Borrower is a party to the Second Amended and Restated Credit Agreement, dated as of February 23, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement;”), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Wells Fargo Bank, National Association, as Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

(2) The Borrower has requested a Revolving Commitment Increase from the Additional Revolving Lender in an aggregate amount equal to $3,000,000 pursuant to Section 2.19 of the Credit Agreement.

(3) Pursuant to Section 2.19 of the Credit Agreement, the Borrower, the Additional Revolving Lender and the Administrative Agent may enter into an Increase Joinder without the consent of any other Lenders to effect the provisions of Section 2.19 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Incremental Revolving Loan Commitment. Pursuant to Section 2.19 of the Credit Agreement and effective as of the Effective Date (as defined below):

(a) The Additional Revolving Lender, as a Lender under the Credit Agreement, agrees that the aggregate amount of the Incremental Revolving Loan Commitment shall be $3,000,000 and shall have an additional Class A-2 Revolving Commitment (in addition to any existing Class A-2 Revolving Commitment) in the amount of its Incremental Revolving Loan Commitment; and

(b) The Credit Agreement is hereby amended as follows:

(i) As of the Effective Date, the aggregate amount of the Class A-2 Revolving Commitments shall be increased to $40,000,000 and the Incremental Revolving Loan Commitment shall have the same terms as the Class A-2 Revolving Commitments; and

(ii) As of the Effective Date, the “Class A-2 Revolving Commitment” column included in Schedule 1.01(d) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule l.0l(d) to this Agreement.

SECTION 2. Conditions to Effectiveness. This Agreement shall become effective as of the date (the “Effective Date”) on which the following conditions have been satisfied or waived:

(a) The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and the Additional Revolving Lender.

(b) The Administrative Agent shall have received a certificate of each Loan Party signed by a Responsible Officer of such Loan Party certifying and attaching a copy of the resolutions of the board of directors or similar governing body of the Borrower and each Loan Party approving the increase of the Class A-2 Revolving Commitments hereunder.

(c) The Administrative Agent shall have received written notice from the Borrower at least ten Business Days prior to the Effective Date specifying (i) the date on which the Incremental Revolving Loan Commitment shall be effective and (ii) the Additional Revolving Lender and the amount of its Revolving Commitment Increase.

(d) As of the Effective Date, the representations and warranties made by the Borrower in Article III of the Credit Agreement or by any other Loan Party in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

(e) At the time of and immediately after giving effect to this Agreement and any Incremental Revolving Loans made on the Effective Date, no Default shall have occurred and be continuing.

(f) The Administrative Agent shall have received the following:

(i) a certificate of the Borrower signed by a Responsible Officer of the Borrower certifying that:

(A) the representations and warranties made by the Borrower in Article III of the Credit Agreement or by any other Loan Party in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties

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expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date;

(B) at the time of and immediately after giving effect to this Agreement and any Incremental Revolving Loans made on the Effective Date, no Default shall have occurred and be continuing; and

(C) after giving pro forma effect to any Incremental Revolving Loans made on the Effective Date, the Borrower is in compliance on a pro forma basis with each of the covenants contained in Section 6.10 of the Credit Agreement recomputed as of the last day of the most-recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, together with reasonably detailed calculations demonstrating compliance with this clause (C).

(ii) A favorable written opinion (addressed to the Administrative Agent and the Additional Revolving Lender and dated the Effective Date) of each of (i) Baker & Hostetler LLP, special counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (ii) Colorado, Louisiana, Nevada, Ohio and Virginia counsel, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel and in each case covering such other matters relating to the Loan Parties, this Agreement or the other Loan Documents as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

(iii) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto).

(iv) a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies required by Section 5.04(d) of the Credit Agreement (including, without limitation, flood insurance policies) and the applicable provisions of the Security Documents, each of which (i) shall be endorsed or otherwise amended to include a “standard or “New York lender’s loss payable or mortgagee endorsement (as applicable), (ii) shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, (iii) in the case of flood insurance, shall (a) identify the addresses of each property located in a special flood hazard area, (b) indicate the applicable flood zone designation, the flood insurance coverage and the deductible relating thereto and (c) provide that the insurer will give the Collateral Agent 45 days written notice of cancellation or non-renewal and (iv) shall be otherwise in form and substance satisfactory to the Collateral Agent.

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(g) The Borrower shall have paid (i) all fees and expenses of the Administrative Agent (including all reasonable and documented fees and expenses of counsel to the Administrative Agent) in connection with this Agreement in accordance with Section 10.03 of the Credit Agreement and (ii) any payments required pursuant to Section 2.13 in connection with any adjustment of Class A-2 Revolving Loans pursuant to Section 2.19(d).

(h) No order, judgment or decree of any Governmental Authority shall purport to restrain any Lender from making any Loans to be made by it. No injunction or other restraining order shall have been issued or shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the Credit Agreement or this Agreement or the making of Loans under the Credit Agreement.

(i) The representations and warranties of the Borrowers and Guarantors contained in Section 3 of this Amendment shall each be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

SECTION 3. Representations and Warranties. The Borrower and each of the Guarantors represents and warrants to the Administrative Agent, the Issuing Bank and the Additional Revolving Lender that:

(a) This Agreement is within each Loan Party’s power and has been duly authorized, executed and delivered by all necessary action on the part of such Loan Party. This Agreement to which each Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) This Agreement (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (including Gaming Authorities), except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created by the Loan Documents and (iii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of Borrower or any of its Restricted Subsidiaries, (c) will not violate any Requirement of Law, (d) will not violate or result in a default or require any consent or

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approval under any indenture, agreement or other instrument binding upon Borrower or any of its Restricted Subsidiaries or its property, or give rise to a right thereunder to require any payment to be made by Borrower or any of its Restricted Subsidiaries, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of any Loan Party, except Liens created by the Loan Documents and Permitted Liens.

SECTION 4. Consent and Affirmation of the Loan Parties. Each Loan Party hereby consents to the amendments and modifications to the Credit Agreement effected hereby, and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, as amended and modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended and modified by this Agreement and hereby affirms and confirms its guarantees, grants and other commitments under the Security Documents with respect to the Obligations as the Obligations are modified pursuant to this Agreement.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by thls Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swingline Lender, any Collateral Agent or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) The Loan Parties agree that this Agreement shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Agreement) and the other Loan Documents.

(e) Upon the Effective Date and effectiveness of the Incremental Revolving Loan Commitment of the Additional Revolving Lender as contemplated hereby, the Additional Revolving Lender shall make Class A-2 Revolving Loans to the Borrower by transferring funds to the Administrative Agent and such funds shall be applied to prepay outstanding Class A-2 Revolving Loans in an amount such that, after giving effect to such prepayment, the percentage

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of the Class A-2 Revolving Loans held by each Class A-2 Revolving Lender (including the Additional Revolving Lender) shall equal their then-current Pro Rata Percentage after giving effect to the increase in the Class A-2 Revolving Commitments as contemplated hereby. The Borrower shall pay accrued interest on the Class A-2 Revolving Loans being prepaid and any other amounts payable to any Lender in accordance with Section 2.13 of the Credit Agreement. Upon the Effective Date and effectiveness of the Incremental Revolving Loan Commitment as contemplated hereby, each Class A-2 Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to the Additional Revolving Lender providing such Incremental Revolving Loan Commitment, and the Additional Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Class A-2 Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to such Incremental Revolving Loan Commitment and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans held by each Class A-2 Revolving Lender (including the Revolving Commitment Increase Lenders) will equal such Class A-2 Revolving Lender’s Pro Rata Percentage.

SECTION 6. Expenses. The Borrower agrees that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent) are expenses that the Borrower is required to pay or reimburse pursuant to Section 10.03 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic transmission (e.g., .pdf or .tif file) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. Miscellaneous. Section and subsection headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 9. Applicable Law, Waiver of Juw Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(ii) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JACOBS ENTERTAINMENT, INC.

By:	/s/ Stephen R. Roark
Stephen R. Roark President

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DIAMONDHEAD REAL ESTATE, LLC

By:	/s/ Lew Humphrey
Lew Humphrey Sole Manager

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JACOBS SUGAR WAREHOUSE, INC.

By:	/s/ Stan Politano
Stan Politano Vice President, Treasurer and Secretary

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JACOBS NAUTICA DEVELOPMENT, INC.

By:	/s/ Stan Politano
Stan Politano Vice President, Treasurer and Corporate Secretary

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BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.

By:	/s/ Stephen R. Roark
Stephen R. Roark President

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GILPIN VENTURES, INC.

By:	/s/ Stan Politano
Stan Politano Secretary and Treasurer

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BLACK HAWK/JACOBS ENTERTAINMENT, LLC

BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC., Manager

By:	/s/ Stephen R. Roark
Stephen R. Roark President

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GILPIN HOTEL VENTURE

BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC., Partner and Manager

By:	/s/ Stephen R. Roark
Stephen R. Roark President

GILPIN VENTURES, INC., Partner

By:	/s/ Stan Politano
Stan Politano Secretary and Treasurer

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CASH MAGIC WINNER’S CHOICE, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz President and Treasurer

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CASH MAGIC HOUMA, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz President

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JALOU—CASH’S L.L.C.

By:	/s/ Stan W. Guidroz
Stan W. Guidroz President

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CASH MAGIC THIBODAUX, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz President and Treasurer

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CASH MAGIC LUCKY MAGNOLIA, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz President

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CASH MAGIC BAYOU VISTA, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC RECELAND, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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JRJ PROPERTIES, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC BREAUX BRIDGE, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC EUNICE, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC WESTBANK, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC LAKE CHARLES, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC LAROSE, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC BROUSSARD SOUTH, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC BROUSSARD NORTH, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC VINTON, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC TEXAS PELICAN, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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JALOU OF VINTON-BINGO, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC ST. HELENA, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC SILVER FOX, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC SHREVEPORT, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC SPRINGHILL, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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CASH MAGIC VIVIAN, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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JEI DISTRIBUTING, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President, Executive Vice President, Secretary and Treasurer

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CASH MAGIC FOREST GOLD, LLC

By:	/s/ Stan W. Guidroz
Stan W. Guidroz
President

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JACOBS ELKO ENTERTAINMENT, INC.

By:	/s/ Jeffrey P. Jacobs
Jeffrey P. Jacobs CEO, President, Secretary and Treasurer

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JACOBS PIÑON PLAZA ENTERTAINMENT, INC.

By:	/s/ Jeffrey P. Jacobs
Jeffrey P. Jacobs
CEO, President, Secretary and Treasurer

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GOLD DUST WEST CASINO, INC.

By:	/s/ Stephen R. Roark
Stephen R. Roark Secretary and Treasurer

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VIRGINIA CONCESSIONS, L.L.C.

By:	/s/ Ian M. Stewart
Ian M. Stewart Vice President

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STANSLEY RACING CORP.

By:	/s/ Ian M. Stewart
Ian M. Stewart President and CFO

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MARYLAND-VIRGINIA RACING CIRCUIT, INC.

By:	/s/ Ian M. Stewart
Ian M. Stewart President, Secretary and Treasurer

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COLONIAL DOWNS, LLC

COLONIAL HOLDINGS, INC., Sole Manager

By:	/s/ Ian M. Stewart
Ian M. Stewart President and CFO

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COLONIAL DOWNS, L.P.

STANSLEY RACING CORP., General Partner

By:	/s/ Ian M. Stewart
Ian M. Stewart President and CFO

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COLONIAL HOLDINGS, INC.

By:	/s/ Ian M. Stewart
Ian M. Stewart President and CFO

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CAPITAL ONE, NATIONAL ASSOCIATION As Additional Revolving Lender

By:	/s/ Chris Haskew
Name: Chris Haskew Title: Senior Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Doreen Barr
Name: Doreen Barr Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Associate

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